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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 29, 2001


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2001, providing for the issuance of Mortgage Pass-Through Certificates, Series 2001-12)

                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                     333-63602               74-2440850
          ---------                     ---------               ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      Of Incorporation)                File Number)         Identification No.)



           200 Vesey Street
          New York, New York                             10285
          ------------------                             -----
        (Address of Principal                         (Zip Code)
          Executive Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2001-12 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $700,682,000 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-AX, Class B1(1-3), Class B1(2), Class B2(1-3), Class B2(2), Class B3 and Class R Certificates of its Mortgage Pass-Through Certificates, Series 2001-12 on August 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 27, 2001, as supplemented by the Prospectus Supplement dated August 29, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2001, among Structured Asset Securities Corporation, as depositor, U.S. Bank National Association, as trustee, and Aurora Loan Services Inc., as master servicer. The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-AX, Class B1(1-3), Class B1(2), Class B2(1-3), Class B2(2), Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain first lien, fixed rate, fully amortizing, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $706,824,681 as of August 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



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     Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Terms Agreement, dated August 29, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

     4.1 Trust Agreement, dated as of August 1, 2001, between Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STRUCTURED ASSET SECURITIES
                                   CORPORATION



                                 By: /s/ Ellen Kiernan
                                     -----------------------------
                                     Name: Ellen Kiernan
                                     Title: Vice President






Dated: August 30, 2001



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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.             Description                                    Page No.
-----------             -----------                                    --------

    1.1      Terms Agreement, dated August 29, 2001, between
             Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

    4.1      Trust Agreement, dated as of August 1, 2001, between
             Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

   99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.








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